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                                                               EXHIBIT 99.B1(b)



                                KEMPER HIGH YIELD FUND

                           WRITTEN INSTRUMENT ESTABLISHING
                            AND DESIGNATING NEW TRUST NAME
                            ------------------------------



               The undersigned, being a majority of the trustees of Kemper High Yield Fund (the "Trust"), a business trust organized pursuant to an Amended and Restated Agreement and Declaration of Trust dated May 27, 1994, as amended (the "Amended Declaration of Trust"), pursuant to Section 1 of Article I and Section 4 of
          Article IX of the Declaration of Trust, do hereby change the name of the Trust to "Kemper High Yield Series" effective October 1, 1997. This instrument shall constitute an amendment to the Amended Declaration of Trust.

               IN WITNESS WHEREOF, the undersigned have this 18th day of September, 1997 signed these presents.




                                             /s/ Stephen B. Timbers
                                             ----------------------------
                                             Stephen B. Timbers, Trustee
                                             210 South Green Bay Road
                                             Lake Forest, Illinois 60045


                                             (Signatures continue)

               The address of the Trust is:
               c/o Zurich Kemper Investments, Inc.
                    222 S. Riverside Plaza
                    Chicago, IL 60606







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                                        /s/ David W. Belin
                                        -----------------------------------
                                        David W. Belin, Trustee
                                        1705 Plaza Circle
                                        Des Moines, Iowa  50322

                                        /s/ Lewis A. Burnham
                                        -----------------------------------
                                        Lewis A. Burnham, Trustee
                                        16410 Avila Boulevard
                                        Tampa, Florida  33613

                                        /s/ Donald L. Dunaway
                                        -----------------------------------
                                        Donald L. Dunaway, Trustee
                                        7515 Pelican Bay Boulevard, #903
                                        Naples, Florida  34108

                                        /s/ Robert B. Hoffman
                                        -----------------------------------
                                        Robert B. Hoffman, Trustee
                                        10045 Litzsinger Road
                                        St. Louis, MO  63124-1131

                                        /s/ Donald R. Jones
                                        -----------------------------------
                                        Donald R. Jones, Trustee
                                        1776 Beaver Pond Road
                                        Inverness, Illinois  60067

                                        /s/ Shirley D. Peterson
                                        -----------------------------------
                                        Shirley D. Peterson, Trustee
                                        401 Rosemont Avenue
                                        Frederick, MD  21701-8575

                                        /s/ William P. Sommers
                                        -----------------------------------
                                        William P. Sommers, Trustee
                                        255 Uplands Drive
                                        Hillsborough, California  94010


                                        -----------------------------------
                                        Stephen B. Timbers, Trustee
                                        210 South Green Bay Road
                                        Lake Forest, Illinois  60045